- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than Registrant [  ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           ---------------------------


                                   USCI, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                           ---------------------------


Payment of Filing Fee (Check the Appropriate Box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)   Title of each class of securities to which transaction applies:
        2)   Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
        4)   Proposed maximum aggregate value of transaction:
        5)   Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

        1)   Amount Previously Paid:
        2)   Form, Schedule or Registration Statement No.:
        3)   Filing Party:
        4)   Date Filed:

                           ---------------------------


                        Copies of all communications to:
                             LEONARD R. GLASS, ESQ.
                  Cole, Schotz, Meisel, Forman & Leonard, P.A.
                       25 Main Street, Post Office Box 800
                        Hackensack, New Jersey 07602-0800
                                 (201) 489-3000

- --------------------------------------------------------------------------------

                                   USCI, INC.
                            6140-C Northbelt Parkway
                             Norcross, Georgia 30071


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of USCI, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of USCI, Inc. (the "Company") will be held at Hotel Nikko, 3300 Peachtree Road, Atlanta, Georgia 30305 on Wednesday, July 10, 1996 at 9:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect as directors the five (5) persons listed in the accompanying Proxy Statement;

     2. To approve an amendment to the Company's Amended and Restated 1992 Stock Option Plan to increase by 250,000 the number of shares of Common Stock that may be issued pursuant to that plan;

     3. To ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ending December 31, 1996; and

     4. To consider and transact any other business that may lawfully come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 17, 1996 as the record date for the determination of stockholders entitled to vote at the Meeting and to receive notice thereof. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting. The stock transfer books of the Company will not be closed.

         Please sign the enclosed proxy and return it in the enclosed envelope.


June 20, 1996                                 By Order of the Board of Directors
Mailed at Norcross, Georgia


                                              Bruce A. Hahn, Chairman



                                    IMPORTANT

STOCKHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED, A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. YOU ARE ENTITLED TO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE TO THE COMPANY. ALSO, IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

                                 PROXY STATEMENT

                     1996 ANNUAL MEETING OF STOCKHOLDERS OF
                                   USCI, INC.
                            TO BE HELD JULY 10, 1996

                  Approximate Date of Mailing to Stockholders:
                                  June 20, 1996

                            TIME AND PLACE OF MEETING


         This Proxy Statement is furnished to stockholders by the Board of Directors of USCI, Inc., a Delaware corporation (the "Company"), for solicitation of Proxies for use at the 1996 Annual Meeting of Stockholders to be held on July 10, 1996 at 9:00 a.m., and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The Company's principal executive offices are located at 6140-C Northbelt Parkway, Norcross, Georgia 30071 (770-840-8888).

         Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any stockholder giving a proxy in such form has the power to revoke it at any time before it is exercised by filing a later proxy with the Company, by attending the meeting and voting in person, or by notifying the Company of the revocation in writing to its Secretary at 6140-C Northbelt Parkway, Norcross, Georgia 30071. Any such proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the directions of the stockholder. Any proxy which fails to specify a choice with respect to the matters to be acted upon will be voted for the proposals.


                         VOTING RIGHTS AND VOTE REQUIRED

         As of June 17, 1996 (the "Record Date"), the Company had outstanding and entitled to vote 10,186,264 shares of Common Stock (the "Common Stock"). There is no other class of Common Stock of the Company outstanding. Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each outstanding share entitles the record holder to one (1) vote on the matters to be voted upon at the meeting. The stock transfer books will not be closed for the purposes of such vote.

         The holders of a majority of interest of all Common Stock issued, outstanding and entitled to vote at a stockholders' meeting, present in person or by proxy, constitute a quorum pursuant to the Company's By-Laws. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite amount are present or represented by proxy.


Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as of May 31, 1996 with respect to the Common Stock beneficially owned by each Director and Nominee for Director, by all of the Directors and Executive Officers of the Company as a group, and by each person known by the management of the Company to own beneficially more than five (5%) percent of the outstanding shares of the Common Stock.


                                                                 Number of Shares                   Percentage
Name and Address of Beneficial Owner                          Beneficially Owned (1)                 of Class
- ---------------------------------------------------      -----------------------------      ------------------------


Bruce A. Hahn                                                               1,144,784 (2)             11.20%
6140-C Northbelt Parkway
Norcross, Georgia 30071

Edgar Puthuff                                                                 146,256 (3)              1.43%

Jerome S. Baron                                                                63,385 (4)                *

Lawrence Burstein                                                             372,350 (5)              3.61%

Salvatore T. DiMascio                                                               2,000               *

All directors and executive officers as a                                   1,921,014 (6)             18.34%
group (six persons)

- ---------------
 *  Less than 1%.

(1) As used herein, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, based on information furnished by the beneficial owners of the Common Stock listed above, the Company believes that each such person has sole voting power and investment power with respect to his shares of the Company's Common Stock, except to the extent that authority is shared by spouses under applicable law.

(2) Includes 39,479 shares issuable upon the exercise of currently exercisable options at $3.80 per share and 54,500 shares held by members of Mr. Hahn's immediate family.

(3) Includes 39,479 shares issuable upon the exercise of currently exercisable options, at $4.43 per share; also includes 54,138 shares held by the Puthuff Littleton & Smith, Inc. Pension and Profit Sharing Plan, of which Mr. Puthuff is the trustee.

(4) Includes 39,479 shares issuable upon the exercise of currently exercisable options, at $4.43 per share.

(5) Includes 8,667 shares of the Company's Common Stock owned by Trinity Capital Corp. over which shares Mr. Burstein has shared voting and investment power; 8,334 shares owned by members of Mr. Burstein's family; and 100,000 shares issuable upon the exercise of currently exercisable warrants at $5.50 (50,000 shares) and $6.00 (50,000 shares) per share and 39,479 shares issuable upon the exercise of currently exercisable options, at $5.75 per share.

(6) Includes 383,555 shares including those issuable upon the exercise of the options and warrants described in footnotes (2) through (5) above, and 59,739 shares issuable upon other currently exercisable options held by executive officers at $3.80 (19,739 shares) and $7.25 (10,000 shares) per share.



                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

         Unless the authority to do so is withheld, the enclosed Proxy will be voted for the election of the Nominees named below to hold office until the next Annual Meeting of the Stockholders and until their successors shall be duly elected and qualified. In the event any of the Nominees should be unwilling or unable to serve as a Director, the Proxy will be voted for such substitute Nominee as the Board of Directors may designate or in the absence of such designation in accordance with the best judgment of the person or persons acting under the Proxy. Management is not aware of any Nominee who is unable or will decline to serve as a Director.

         The following table sets forth the name and age of each Nominee, the period during which he has served as Director and the other capacities in which he currently serves the Company:

                                                                      Period
                                                                      Served as                  Other Capacities in which
Name                                                    Age           Director                   Currently Serving
- -------------------------------------------      ----------------     ---------------------      -----------------------------


Bruce A. Hahn (1)                                        46           Since May 1995             Chairman, President and
                                                                                                 Chief Executive Officer

Edgar Puthuff (2)                                        60           Since May 1995             None

Jerome S. Baron (2)(3)                                   69           Since May 1995             None

Lawrence Burstein (1)(3)                                 53           Since                      None
                                                                      September 1992

Salvatore T. DiMascio                                    56           Nominee                    None

- --------------------

(1)      Current member of the Stock Option Committee.
(2)      Current member of the Compensation Committee.
(3)      Current member of the Audit Committee.



         Bruce A. Hahn has been a director of U.S. Communications, Inc. since its inception in January 1991, its Chairman since November 1991 and Chief Executive Officer since December 1992. He has held the same positions with the Company since the completion of the merger (the "Merger") with Trinity Six Inc. ("Trinity"). From June 1985 to February 1992, Mr. Hahn was the Chief Executive Officer, Chairman of the Board, and, from June 1985 to October 1989, and July 1990 to February 1992, President of International Consumer Brands, Inc., a company engaged in the manufacture and sale of consumer products. International Consumer Brands filed a petition for reorganization under Chapter 11 of the federal bankruptcy laws in April 1992. From April 1984 to June 1985, Mr. Hahn was Executive Vice President and General Manager of Cosmo Communications Corp., a manufacturer of consumer communications and electronics products. From April 1980 to March 1984, Mr. Hahn was employed by Conair Corporation, a leading manufacturer of personal care appliances and residential telephone products, first as new products marketing manager and subsequently as Vice President and General Manager, Conair Appliance and Electronics Division.

         Edgar Puthuff has been a director of U.S. Communications, Inc. since June 1992 and a director of the Company since completion of the Merger with Trinity. Mr. Puthuff has been Chairman of Puthuff Littleton & Smith, Inc. (formerly Miller Puthuff Associates, Inc.), a sales/marketing representative for major accounts such as Kmart Corporation, for more than 20 years. Mr. Puthuff is also currently a director of General Energy Corp., and served briefly as director of International Consumer Brands, Inc.

         Jerome S. Baron has been a director of U.S. Communications, Inc. since December 1993 and a director of the Company since completion of the Merger with Trinity. Mr. Baron is President of Brean Murray, Foster Securities, Inc., a New York Stock Exchange member firm. Mr. Baron is also a director of CAS Medical Systems, Inc., a public company engaged in the manufacture and marketing of blood pressure monitors and other medical products principally for the neonatal care market.

         Lawrence Burstein has been a director of U.S. Communications, Inc. since December 1993, President, Treasurer and a director of Trinity from its inception in September 1992 until May 1995 and a director of the Company since completion of the Merger with Trinity. Since March 1996, Mr. Burstein has been President and a principal shareholder of Unity Venture Capital Associates Ltd., and since October 1982, Mr. Burstein has been Chairman of the Board and a principal shareholder of Trinity Capital Corp., each of which is engaged principally in making investments in privately-held companies. Mr. Burstein is a director of four other public companies, being, respectively, CAS Medical
Systems, Inc., engaged in the manufacture and marketing of blood pressure monitors and other medical products principally for the neonatal market, The MNI Group Inc., engaged in the marketing of specially formulated medical foods, ToHQ, Inc., a Nintendo game and children's toy company, and Brazil Fast Food Corp., an operator of fast food restaurants in Brazil. Mr. Burstein received an LL.B. from Columbia Law School.

         Salvatore T. DiMascio is a nominee for Director. Since June 1994, Mr. DiMascio has been been Executive Vice President and Chief Financial Officer of Anchor Gaming, a publicly held diversified gaming company. Prior to joining Anchor Gaming, Mr. DiMascio served as President of DiMascio Venture Management, Inc., a management and investment firm, for over eight years. From 1978 to 1986 Mr. DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation. Mr. DiMascio is a certified public accountant.

         During the fiscal year ended December 31, 1995, the Board of Directors held five meetings. Each Director participated in all five meetings.

         Simultaneously with the completion of the Merger with Trinity in May 1995, the Company's directors and executive officers and certain other stockholders entered into a voting agreement (the "Voting Agreement") which provides that, for a three-year period, each of the parties will use all reasonable efforts to cause management of the Company to nominate as directors of the Company one designee of the parties who were previously affiliates of Trinity and up to six designees of the other parties to the Voting Agreement and to vote their shares in favor of the election as directors of such designated nominees.

         Prior to the Merger, Trinity's directors were Lawrence Burstein, Barry Goldin, John Cattier and Barry Ridings. Bruce Hahn, Lawrence Burstein, Edgar
Puthuff and Jerome Baron comprised the Board of Directors of U.S. Communications. As a result of the Merger and pursuant to the Voting Agreement, Messrs. Goldin, Cattier and Ridings resigned as directors of the Company and the directors of U.S. Communications were elected directors of the Company.

         There are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

Committees of the Board

         Stock  Option  Committee.  The Board of  Directors  has a Stock  Option
Committee, consisting of Messrs. Hahn and Burstein, which administers the Company's Amended and Restated 1992 Stock Option Plan. The Stock Option Committee took action on three occasions during the fiscal year ended December 31, 1995.

         Compensation Committee. The Compensation Committee of the Board of Directors consists of Messrs. Baron and Puthuff and acts upon the compensation of such persons as are determined by the Board of Directors. During the fiscal year ended December 31, 1995, the General Compensation Committee held two meetings.

         Audit Committee. The Audit Committee is comprised of Messrs. Burstein and Baron. During the fiscal year ended December 31, 1995, the Audit Committee held three meetings.

         The Board of Directors does not have a nominating committee.

         All members of the committees of the Board of Directors attended all of their respective committee meetings.

Executive Officers

         The following table sets forth the name and age of each executive officer of the Company and the office and period during which he has held such office.

                                                                                                      Period
                                                                                                      Served as
Name                                      Age          Office                                         Officer
- ------------------------------------      -------      ------------------------------------------     -----------------


Bruce A. Hahn                             46           Chairman, President and Chief                  Since
                                                       Executive Officer                              May 1995

Robert J. Kostrinsky                      37           Executive Vice President;                      Since
                                                       Secretary-Treasurer; Chief Financial           May 1995
                                                       Officer

Mark Rapoport                             39           Vice President - Finance; Principal            Since
                                                       Accounting Officer                             April 1996



         Currently, there is no fixed term of office for any executive officer. Each person selected to become an executive officer has consented to act as such and there are no arrangements or understandings between the executive officers or any other persons pursuant to which he or she was or is to be selected as an officer.

         Robert J. Kostrinsky has been Secretary-Treasurer of U.S. Communications, Inc. since November 1991 and Executive Vice President since November 1994. He has held the same positions with the Company since completion of the Merger with Trinity and became Chief Financial Officer in April 1996. From April 1987 to July 1992, Mr. Kostrinsky was Secretary-Treasurer of International Consumer Brands, Inc., which filed a petition for reorganization under Chapter 11 of the Federal Bankruptcy Laws in April 1992. Mr. Kostrinsky, a certified public accountant, was employed from 1981 to April 1987 by the accounting firm of Grant Thornton. At the time he joined International Consumer Brands, Inc., he was an audit manager for Grant Thornton.

         Mark Rapoport joined the Company as Vice President of Finance and Principal Accounting Officer in April 1996. From 1994 to March 1996, Mr. Rapoport was Director of Finance for Dial Call, Inc., an Atlanta, Georgia based wireless communications company. From 1987 to 1984, Mr. Rapoport was the Controller and Chief Financial Officer for two subsidiaries of BellSouth Corporation, also in Atlanta. Mr. Rapoport is a certified public accountant and holds a Masters of Business Administration degree in finance and accounting.

         For a description of the business background of Mr. Hahn see the text immediately following the table on page 3 of this Proxy Statement.

Executive Compensation

         The following summary compensation table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the two individuals who served as the Chief Executive Officer of the Company ("named executive officers") during the fiscal year ended December 31, 1995.

Summary Compensation Table

                                                                                           Long-Term Compensation
                                                                                  ------------------------------------


                                                Annual Compensation                      Awards               Payouts
                                     ---------------------------------------      ---------------------      ---------


        (a)                (b)          (c)            (d)            (e)            (f)          (g)           (h)           (i)

                                                                                               Securities
                                                                     Other                       Under-
                                                                     Annual      Restricted      lying
                                                                    Compen-         Stock       Options/        LTIP       All Other
      Name and                         Salary         Bonus          sation       Award(s)        SARs        Payouts       Compen-
Principal Position        Year          ($)            ($)            ($)            ($)          (#)           ($)          sation
- -----------------      ---------     ---------      ---------      ---------      ---------    ---------     ---------     ---------


Bruce A. Hahn(1),         1995        158,000              -         18,000                      118,437
Chairman,                 1994        101,500         16,500                                           -
President,                1993         52,230                                                          -
Chief Executive
Officer

Lawrence                  1995                                                                    39,479
Burstein(2),              1994                                                                         -
President,                1993                                                                         -
Treasurer, Director

- --------------------------------

(1) Salary payments include commissions paid pursuant to Mr. Hahn's employment agreement. Such commissions totaled $0, $10,500 and $3,230 for the years ended December 31, 1995, 1994 and 1993, respectively. Mr. Hahn has been Chairman, President and Chief Executive Officer of U.S. Communications, Inc since its inception and assumed those positions with the Company upon completion of the Merger with Trinity on May 15, 1995.
(2) Mr. Burstein was President and Treasurer of Trinity since its inception until May 15, 1995. He received no compensation from Trinity for serving as an officer other than accountable reimbursement for reasonable business expenses incurred in connection with activities undertaken on Trinity's behalf.

         The following table contains information concerning the stock option grants made to the Company's named executive officers during the fiscal year ended December 31, 1995. The Company has no outstanding stock appreciation rights.

Option/SAR Grants in Fiscal Year Ended December 31, 1995

                                                                                       Potential Realizable Value       Alternative
                                                                                        at Assumed Annual Rates          to (f) and
                                                                                      of Stock Price Appreciation        (g): Grant
                                 Individual Grants                                          for Option Term              Date Value
- ---------------------------------------------------------------------               --------------------------         ------------

      (a)              (b)              (c)              (d)              (e)             (f)              (g)              (f)

                                     % of Total
                    Number of         Options/
                    Securities          SARs
                    Underlying       Granted to
                     Options/        Employees       Exercise or
                       SARs          in Fiscal        Base Price       Expiration
     Name          Granted (#)          Year            ($/Sh)            Date           5% ($)           10% ($)
- ------------      ------------     ------------     ------------     ------------     ------------     ------------    ------------


Bruce A.              118,437(1)             27.9             3.80     12/31/2000         $124,359         $274,774
Hahn

Lawrence                  39,479              9.3             5.75     06/26/2000         $ 62,772         $138,571
Burstein


(1) Exercisable in installments as follows: to the extent of 39,479 shares commencing on the each of December 31, 1995, December 31, 1996 and December 31, 1997.


         The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1995 with respect to the Company's named executive officers.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values


          (a)                       (b)                       (c)                       (d)                      (e)

                                                                               Number of Securities      Value of Unexercised
                                                                                    Underlying               In-The-Money
                                                                                Unexercised Options      Options/SARs at FY-
                                                                                   at FY-End (#)               End ($)

                            Shares Acquired on                                     Exercisable/              Exercisable/
         Name                  Exercise (#)           Value Realized ($)           Unexercisable            Unexercisable
- --------------------      --------------------      --------------------      --------------------      --------------------


Bruce A. Hahn                                                                      39,479/78,958          $225,030/$450,061

Lawrence Burstein                                                                    39,479/0                $148,046/$0


Directors' Compensation

         Directors of the Company who are employees do not receive remuneration for services as directors. Directors who are not employees receive options to purchase shares of the Company's Common Stock, in an amount determined annually by the Board of Directors, as compensation for services rendered as directors, plus reimbursement of out-of-pocket expenses for each meeting attended.

Certain Relationships and Related Transactions

         On June 26, 1995, the Company granted an option to purchase up to 50,000 shares of Common Stock at $5.75 per share to Puthuff Littleton & Smith, Inc. ("PLS") a sales representative of the Company. The option becomes exercisable in five annual installments commencing on June 26, 1996, of up to 10,000 shares each, provided that on each such exercise date the Company has in effect a contract with two specified customers introduced to the Company by PLS. If the Company has only one of such contracts in effect on each such exercise date, the option shall be exercisable for 5,000 shares and if neither contract is in effect on an exercise date then no shares shall become purchasable under that installment. Notwithstanding the foregoing, the option shall become exercisable for all 50,000 shares on June 26, 2000. The option will terminate on June 26, 2001. Edgar Puthuff, a principal of PLS, is a director of the Company.

         On June 26, 1995, the Company granted a five-year option to purchase 39,479 shares of Common Stock at $5.75 per share to Lawrence Burstein, a director of the Company.

         On April 23, 1996, the Company granted five year options to purchase 25,000 shares at $8.25 per share to each of Messrs. Puthuff and Baron as directors' fees for 1996. The options vest on April 23, 1997. Mr.
Burstein waived his director's fee for 1996.

Board Recommendation

         The Board of Directors recommends that the stockholders vote FOR the election of the nominees named above. Unless instructed to the contrary, the enclosed proxy will be voted for the election of such nominees. Election of directors shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting.



                                   PROPOSAL 2:

                       AMENDMENT TO THE COMPANY'S AMENDED
                         AND RESTATED STOCK OPTION PLAN



         The Company presently maintains the USCI, Inc. Amended and Restated 1992 Stock Option plan (the "1992 Option Plan"), which was originally adopted by the Company's stockholders in 1992. On April 23, 1996, the Board of Directors adopted an amendment to the 1992 Option Plan to increase the number of shares of Common Stock issuable under the 1992 Option Plan by 250,000 to 750,000 from 500,000. During the last 12 months, the number of employees eligible to participate in the Option Plan has increased substantially, and the number of shares heretofore made available for the 1992 Option Plan's purpose has been depleted. As of June 11, 1996, options to purchase 607,924 shares had been granted under the 1992 Option Plan. The proposed amendment changes only the number of shares available under the 1992 Option Plan; the other provisions of the 1992 Option Plan are not affected by the proposed amendment.

Key Provisions

         The key provisions of the 1992 Option Plan are as follows:

         o Eligibility. All employees and directors of the Company and its subsidiaries, and consultants and advisors thereto, are eligible to receive options under the 1992 Option Plan. Options granted under the 1992 Option plan to employees may be designated as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to ISOs ("non-qualified stock options"). Options granted to directors who are not employees of the Company or its subsidiaries and to consultants and advisors will be non-qualified stock options. Approximately 145 individuals were eligible to receive options under the 1992 Option Plan as of May 31, 1996.

         o Term of 1992 Option Plan. No option may be granted under the 1992 Option Plan after September 17, 2002.

         o Administration. The 1992 Option Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"). Among other things, the Committee determines the persons to whom, the times at which and the price at which options will be granted, the number of shares subject to the option and whether the option is an ISO or a non-qualified stock option.

         o Term of Options. All options terminate on the earliest of: (a) the expiration of the term specified in the option document,which may not exceed ten years from the date of grant; (b) the expiration of three months from the date an option holder's employment or service with the Company or its subsidiaries terminates for any reason other than disability, death or as set forth in clauses (d) and (e) below); (c) the expiration of one year from the date an option holder's employment or service with the Company or its subsidiaries terminates by reason of such option holder's disability or death; (d) the date upon which a determination is made by the Committee that the option holder has breached his employment or service contract with the Company or its subsidiaries, has been engaged in any sort of disloyalty to the Company or its subsidiaries or has disclosed trade secrets or confidential information of the Company or its subsidiaries; or (e) the date set by the Committee to be an accelerated expiration date in the event of a liquidation or dissolution of the Company or its subsidiaries. The Committee, in its discretion, may provide for additional limitations on the term of any option.

         o Option Price. The option price for non-qualified options may be less than, equal to or greater than the fair market value of the shares subject to the option on the date that the option is granted, and for ISOs will be at least 100% of the fair market value of the shares subject to the option on the date that the option is granted.

         o Certain Rules for Certain Stockholders. If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company's capital stock, the term of the option may not exceed five years and the option price must be at least 110% of the fair market value of the shares on the date that the option is granted.

         o Payment. An option holder may pay for shares covered by an option in cash or by certified check payable to the order of the Company, by payment through a broker in accordance with

         Regulation T of the Federal Reserve Board or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of the Company's Common Stock, based on the fair market value of such Common Stock at the time of payment.

         o Option Document; Restriction on Transferability. All options will be evidenced by a written option document containing provisions consistent with the 1992 Option Plan and such other provisions as the Committee deems appropriate. No option granted under the 1992 Option Plan may be transferred, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

         o Provisions Relating to a "Change of Control." Notwithstanding any other provision of the 1992 Option Plan, upon the occurrence of a "Change of Control," all options granted pursuant to the 1992 Option Plan will become immediately exercisable.

                  A "Change of Control" will occur under the 1992 Option Plan upon requisite approval by stockholders (or, if such approval is not required, by the Board of Directors) of a plan of liquidation or dissolution or the sale of substantially all of the assets of the Company. Subject to certain exceptions, a "Change of Control" will also occur upon requisite approval by the Company's and the other constituent corporation's stockholders (or, if such approval is not required, by the Board of Directors) of the merger or consolidation of the Company with or into such other constituent corporation. In addition, a Change of Control will occur if certain entities, persons or groups specified in the 1992 Option Plan have become beneficial owners of or have obtained voting control over more than 30% of the outstanding shares of the Company's Common Stock or on the first day upon which a majority of the Board of Directors consists of persons who have been members of the Board for less than two years, unless the nomination for election of each new director who was not a director at the beginning of such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         o Amendments to the Option Document and the 1992 Option Plan. Subject to the provisions of the 1992 Option Plan, the Committee may amend an option document, subject to the option holder's consent, if the amendment is not favorable to the option holder or is not being made pursuant to provisions of the 1992 Option Plan relating to acceleration of the expiration date in the event of liquidation or dissolution of the Company. The Board of Directors may amend the 1992 Option Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors may not, without obtaining stockholder approval within twelve months before or after such action, change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which options may be granted.

         o Tax Aspects of the 1992 Option Plan. The following discussion is intended to briefly summarize the general principles of federal income tax law applicable to options granted under the 1992 Option Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of an ISO. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such option holder. Currently, for regular federal income tax purposes, long-term capital gain is taxed at a maximum rate of 28%, while ordinary income may be subject to a maximum rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

         As a general rule, if the option holder disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (i) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition; and (ii) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

         The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, the alternative minimum tax rate is 24%. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

         A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the shares received upon exercise at the time of exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in a share subject to the option (which basis ordinarily is the fair market value of the shares subject to the option on the date the option was exercised).

         The following table sets forth certain information as of June 11, 1996 with respect to the Company's 1992 Option Plan as to (i) each named executive officer of the Company, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                                                                                   Market Value of
                                                                    Per Share                                   Common Stock on Date
               Name                    # of Options (1)          Exercise Price         Expiration Date (4)           of Grant
- --------------------------------   ----------------------   ----------------------   ----------------------   ----------------------

Bruce A. Hahn, Chief Executive             118,437                    $3.80                    12/00                   $3.80
Officer, President (2)

Lawrence Burstein,                            -                         -                        -                       -
former President

Jerome S. Baron (3)                         25,000                    $8.25                    04/01                   $8.25

Edgar Puthuff (3)                           25,000                    $8.25                    04/01                   $8.25

Salvatore T. DiMascio                         -                         -                        -                       -

All executive officers as a group          207,654                177,654/$3.80                12/00                   $3.80
(three persons)                                                    30,000/$7.25                04/02                   $7.25

All current directors who are not           50,000                    $8.25                    04/01                   $8.25
executive officers as a group (three
persons)

All employees, including all current       320,270              $4.43 - $10.125           07/96 - 06/06           $4.43 - $10.125
officers who are not executive
officers, as a group (16 persons)


(1) All options were granted during the fiscal year ended December 31, 1995 or the fiscal year ending December 31, 1996.
(2) Exercisable in installments as follows: to the extent of 39,479 shares commencing in each of December 31, 1995, December 31, 1996 and
         December 31, 1997.
(3)      These options vest in April 1997.


Board Recommendation

         The affirmative vote of the holders of a majority of shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting when a quorum is present is required to adopt the proposed Amendment to the 1992 Option Plan.

         The Board of Directors recommends that stockholders vote for the Amendment to the 1992 Option Plan. Unless instructed to the contrary, the enclosed proxy will be voted in favor or the proposed Amendment.


                                   PROPOSAL 3:

         RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS

         The Board of Directors has concluded that the continued employment of Arthur Andersen LLP will be in the Company's best interest and recommends that the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996 be ratified and approved.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The Company has been advised by Arthur Andersen LLP that neither the firm nor any of its partners has any material direct or any indirect financial interest in the Company.

Board Recommendation

         The Board of Directors unanimously recommends that the Stockholders vote FOR approval of the appointment of Arthur Andersen LLP as independent public accountants. Unless instructed to the contrary, the enclosed proxy will be voted for the appointment of such accountants. Approval of such appointment will require the affirmative votes of a majority of shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting when a quorum is present.

                             EXPENSE OF SOLICITATION

         All costs connected with the solicitation of Proxies will be borne by the Company. Brokers and other persons holding stock for the benefit of others will be reimbursed for their expenses in forwarding Proxies and accompanying material to the beneficial owners of such stock and obtaining their Proxies. Solicitation will be made by mail, telephone, telegraph or otherwise, and some of the directors, officers and regular employees of the Company may assist in the solicitation without additional compensation.

                             STOCKHOLDERS' PROPOSALS

         If a stockholder wishes to present a proposal to be voted on at the 1997 Annual Meeting, the proponent must, at the time the proposal is submitted, be a record or beneficial owner of at least one (1%) percent or One Thousand ($1,000.00) Dollars in market value of the class of securities entitled to vote at the meeting and have held such securities for at least one (1) year, and such stockholder must continue to own such securities through the date on which the 1997 Annual Meeting is held. The proposal, in order to be included in the management proxy statement, must be received at the Company's executive offices no later than February 20, 1997. In order to remove any question as to the date on which a proposal was received by the Board of Directors, it is suggested that proposals be submitted by certified mail, return receipt requested.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Directors knows of no other matters which may be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote according to their best judgment.

         Stockholders are requested to date, sign and return the Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your Proxy at that time and vote in person if you so desire, otherwise your Proxy will be voted for you.


                                              By Order of the Board of Directors

                                              Bruce A. Hahn, Chairman
June 20, 1996
Norcross, Georgia

                                                                      APPENDIX A


                                   USCI, INC.
                                    formerly
                                TRINITY SIX INC.

                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

         Trinity Six Inc. (the "Company") hereby amends and restates the Trinity Six Inc. 1992 Stock Option Plan in its entirety (the Company's 1992 Stock Option Plan, as amended and restated, is hereinafter referred to as the "Plan").

         1. Purpose. The Plan is intended to amend and restate in its entirety the Company's 1992 Stock Option Plan. The Plan is intended to recognize the contributions made to the Company or an Affiliate by employees of the Company or any Affiliate (as hereinafter defined), members of the Board of Directors of the Company or an Affiliate, and certain consultants and advisors to the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, $.0001 par value (the "Common Stock").

         2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

             (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

             (b) "Board of Directors" means the Board of Directors of the Company.

             (c)  "Change of  Control"  shall  have the  meaning as set forth in
Section 9 of the Plan.

             (d) "Code" means the Internal Revenue Code of 1986, as amended.

             (e) "Committee" means the Board of Directors or the committee designated by the Board of Directors in accordance with the provisions set forth in Section 3 of the Plan.

             (f) "Company" means Trinity Six Inc., a Delaware corporation.

             (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

             (h) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

             (i) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

             (j)  "Merger"  means  the  merger   contemplated  by  that  certain
Agreement and Plan of Merger and Reorganization, dated as of December 14, 1994, by and among the Company and U.S. Communications, Inc.

             (k) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

             (l) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

             (m) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

             (n) "Option Document" means the document described in Section 8 of the Plan which sets forth the terms and conditions of each grant of Options.

             (o) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

             (p) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

             (q) "Shares" means the shares of Common Stock of the Company which are the subject of Options.

         3.  Administration of the Plan.

             (a) Committee. The Plan shall be administered by a committee composed of two or more of the members of the Company's Board of Directors who are not eligible to receive Options under the Plan; however, the Board may designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its directors who are not eligible to receive Options under the Plan to operate and administer the Plan with respect to each person who is a "Principal Officer" (as defined below), and the other such committee composed of two or more directors (which may include directors who are also employees, consultants or advisors of the Company) to operate and administer the Plan with respect to each person other than a "Principal Officer." Any of such committees designated by the Board of Directors is referred to as the "Committee." As used herein, the term "Principal Officer" means a person who is an "officer" of the Company, within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor regulation.

             (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

             (c) Grants. The Committee shall from time to time, in its discretion, direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted,
(ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

             (d) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

             (e) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's

Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

             (f) Limitation on Grants of Options to Consultants and Advisors. With respect to the grant of Options to consultants and advisors, bona fide services shall be rendered by consultants and advisors, and such services must not be in connection with a capital raising transaction.

         4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

         5. Eligibility. All employees and members of the Board of Directors of, and (subject to Section 4) consultants and advisors to, the Company or an Affiliate shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee, consultant or advisor.

         6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is five hundred thousand (500,000), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

         7. Term of the Plan. The Plan (as amended and restated) was approved by the Board of Directors on December 13, 1994, and, provided it is approved on or before December 12, 1995 by a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting, shall be effective as of the date of consummation of the Merger Agreement. No Option may be granted under the Plan after September 17, 2002.

         8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the

Code, such Option shall be treated as a Nonqualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

                  (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.

                  (b) Option Price. Each Option Document shall state the Option Price which, for a Nonqualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

                  (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are restricted securities within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

                  (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company,
(iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other mode of payment as the Committee may approve. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six months. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                  (e)      Termination of Options.

                           (i) No option shall be exercisable after the first to
occur of the following:

                               (A)  Expiration  of the Option term  specified in
the Option Document, which shall occur on or before (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                               (B)  Expiration of three months from the date the
Optionee's employment or service with the Company or its Affiliates terminates for any reason other than disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below;

                               (C)  Expiration  of one year  from the date  such
employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                               (D)  A  finding  by  the  Committee,  after  full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

                               (E)  The  date,  if  any,  set  by the  Board  of
Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company.

                           (ii) Notwithstanding the foregoing, the Committee may
extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                  (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

                  (g) Limitation on ISO Grants. In no event shall the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000.

                  (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 9 of the Plan, as applicable.

         9. Change of Control. In the event of a Change of Control, all Options then outstanding under the Plan shall become immediately exercisable in full. Any amendment to this Section 9 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

         A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required)
approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or
(iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any other person who, on the date the Plan is effective, shall have been the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of more than thirty percent (30%) of outstanding shares of the Company's Common Stock), shall have become the beneficial owner of, or shall have obtained voting control over, more than thirty percent (30%) of the outstanding shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         10. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

         11. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee.

         12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any date to retain the Optionee in the employ of the Company or an date and/or as a member of the Company's Board of Directors or in any other capacity.

         13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

         14. Interpretation. It is the intent of the Company that transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) satisfy the conditions of Rule 16b-3. To the extent that any provision of the Plan would result in a conflict with such conditions, such provision shall be deemed null and void. This Section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

PROXY                               USCI, INC.
                       1996 ANNUAL MEETING OF STOCKHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Leonard R. Glass and Robert J. Kostrinsky and each of them, the true and lawful attorneys and agents for the undersigned, with full power of substitution, for and in the name of the undersigned, to act for the undersigned and vote all stock the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders of USCI, Inc. to be held on Wednesday, July 10, 1996 at 9:00 a.m., local time, at Hotel Nikko, 3300 Peachtree Rd., Atlanta, Georgia and at any and all adjournments thereof, on the matters listed on the reverse side of this card.

         The undersigned hereby acknowledges receipt of the Annual Report to Stockholders for the Fiscal Year ended December 31, 1995, Proxy Statement and Notice of Annual Meeting dated June 20, 1996.

                       PLEASE VOTE AND SIGN ON OTHER SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


(Please sign exactly as your name appears on your stock certificate. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.)

Has your address changed?                              Do you have any comments?

- ------------------------------                   -------------------------------

- ------------------------------                   -------------------------------

- ------------------------------                   -------------------------------

[x]      PLEASE MARK YOUR VOTES                                       USCI, INC.
         AS IN THIS EXAMPLE


(1) Election of the following nominees for the Board of Directors to serve until the Annual Meeting of Stockholders in 1997 and until each successor is duly elected and qualified.

FOR   [ ]      WITHHOLD   [ ]       Nominees:  BRUCE A. HAHN
                                               EDGAR PUTHUFF
                                               JEROME S. BARON
                                               LAWRENCE BURSTEIN
                                               SALVATORE T. DIMASCIO

         Instruction: To withhold authority to vote for any individual nominee, check the "Withhold" box and strike a line through the nominee's name in the list at right. Unless authority to vote for all foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

(2) Proposal to approve an amendment to the Company's Amended and Restated 1992 Stock Option Plan to increase the authorized shares of Common Stock that may be issued pursuant to that plan from 500,000 shares to 750,000 shares.

FOR   [ ]     AGAINST   [ ]        ABSTAIN   [ ]




(3) Ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company.

FOR   [ ]     AGAINST   [ ]        ABSTAIN   [ ]




(4) In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.

FOR   [ ]     AGAINST   [ ]        ABSTAIN   [ ]



Mark the box at right if  comments  or  address  change  have been  noted on the
reverse side of this card.    [ ]



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


Please be sure to sign and date this Proxy.                 Date________________

Stockholder sign here_____________________________

Co-owner sign here________________________________